Nasdaq: CSTR Investor Presentation November 2017 Claire W. Tucker, President and Chief Executive Officer Rob Anderson, Chief Financial Officer and Chief Administrative Officer Exhibit 99.1

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Overview of CapStar Financial Holdings, Inc.



Hendersonville
155
Nashville
40
Brentwood
24
Retail Locations(1) (5)

- Chartered in 2008 and led by an ***experienced management team*** with strong ties to the local community
- ***Growth*** since inception ***organically*** and through acquisitions
- Client-centric mentality ***committed*** to serving local small and medium sized businesses and high net worth individuals in the Middle Tennessee market
- ***Tailored*** client solutions by remaining ***nimble*** in our footprint
- Focused on ***Soundness***, ***Profitability***, and ***Growth***
- We have inside ownership of 25.3% and institutional ownership of 26.5% and are focused on creating ***Shareholder value***

Balance Sheet (EOP Q3-2017)	
Total Assets	$ 1,339
Total Loans	1,028
Deposits	1,091
Tangible Equity*	138

Growth Since 2011	
Asset CAGR	11.6 %
Loan CAGR	16.3 %
Deposit CAGR	10.3 %

Profitability (QTD Q3-2017)	
ROAA	1.28 %
PTPP ROAA*	1.66 %

Capital (EOP Q3-2017)	
Tang. Equity / Assets*	10.35 %
Tier 1 Leverage Ratio	10.36 %

Asset Quality (EOP Q3-2017)	
NPAs / Loans + OREO	0.32 %
NCOs / Avg Loans (YTD)	1.39 %
Reserves / Loans	1.45 %

Dollars in millions
Data as of or for the three months ended 9/30/17
Note: loan data inclusive of loans held for sale

(1) Excludes Farmington mortgage origination offices
* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC.

4

Our Growth has Predominantly Been Organic Dollars in millions Data as of 12/31 for each respective year through 2016; 2017 data as of 9/30/17 Note: loans inclusive of loans held for sale July 2008 CapStar Bank opened for business July 2012 Acquires American Security Bank & Trust February 2014 Acquires assets from Farmington Financial Group and enters mortgage lending business 2016 Holding company formed and IPO

Nashville Deposit Market Share Dollars in millions Source: SNL Financial Deposit market share and deposit data as of 6/30 for each respective year; pro forma for announced transactions 2016 - Top 15 Nashville, TN MSA Deposit Market Share CapStar MSA Deposit Market Share 2.2% Rank: 11 CapStar: 24.6% Deposit CAGR Nashville MSA: 4.2% Deposit CAGR

Franchise Highlights Management Team with experience operating larger banking institutions with close, long standing relationships in Middle Tennessee Opportunities for continued Market Share Takeaway in a high growth, metro market Demonstrated ability to Grow Earnings Demonstrated ability to effectively Integrate Acquisitions Management and Board Interests Aligned with investors to drive shareholder returns

Experienced bankers with extensive industry knowledge Product expertise in a range of business sectors Strong credit quality Tailored client solutions Funding focus on core deposits Organic and acquisitive growth Our Culture

Joined CapStar in March of 2016 Over 31 years of banking experience, rising to Executive Vice President and Senior Credit Officer for First American’s West Tennessee Region Subsequently, served in various Chief Credit Officer roles at banks in the Midwest and notably at FSG bank in Chattanooga, Tennessee Experienced Management Team Source: SNL Financial, Company website Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. Dan W. Hogan Chief Executive Officer CapStar Bank Rob Anderson Chief Financial Officer Chief Administrative Officer CapStar Financial Holdings, Inc. & CapStar Bank Christopher Tietz Chief Credit Officer CapStar Bank Played an instrumental role in founding CapStar Over 40 years of banking experience, including former Senior Executive Vice President in charge of commercial banking for AmSouth Bancorporation Appointed by the Federal Reserve Bank for the Sixth District to serve as representative to the community depository institutions advisory council Served as Chief Operating Officer prior to becoming Chief Executive Officer of the Bank 30-year banking veteran in Tennessee Served as Regional President and Affiliate Chairman for Fifth Third Bank Began career in 1985 with National Bank of Commerce in Memphis, TN Brings more than two decades of leadership experience in the financial sector Held multiple finance roles at Bank of America Corporation, including serving as CFO of the Business Banking segment CFO for Capital One’s Commercial Bank Mr. Anderson is a CPA (inactive)

Our Board of Directors

Dennis C. Bottorff *Chairman of the Board*	• Nearly five decades of banking experience and has served in leadership roles at numerous banks including CEO of First American National Bank and Chairman at AmSouth Bancorporation
Claire W. Tucker *President and Chief Executive Officer*	• Played an instrumental role in founding CapStar • Started her banking career in 1975 at First American National Bank
Julie D. Frist *Vice Chairman of the Board*	• Former employee of Goldman Sachs and the private equity firm Bruckmann, Rosser, Sherrill & Co. • Graduate of Yale University and Harvard Business School
Dale W. Polley *Vice Chairman of the Board*	• Former vice chairman of First American Corporation and First American National Bank • Serves as a director of HealthStream, Inc.; former director of O'Charley's Inc. and the Nashville Branch of the Federal Reserve
Thomas Flynn	• Director of Flynn Enterprises, LLC; member of the Kentucky Bar Association • Earned degrees from Vanderbilt University and Vanderbilt Law School
Louis A. Green III	• General Partner of Green & Little, L.P., a real estate investment company in Gallatin, Tennessee • Attended the University of Tennessee; CapStar Advisory Board Chair for Sumner County
L. Earl Bentz	• President and CEO of Triton Boats • Attended Clemson University and Vanderbilt University
Stephen B. Smith	• Chairman of the board of Haury & Smith Contractors • Attended Middle Tennessee State University, where he was an accomplished baseball player
Richard E. Thornburgh	• Vice Chairman of Corsair Capital LLC • Graduate of the University of Cincinnati and earned an MBA from Harvard Business School
James S. Turner, Jr.	• Managing director of Marketstreet Enterprises and previously served as director of development • Graduate of Vanderbilt University and Vanderbilt Law School
Toby S. Wilt	• Expertise in finance, compensation, asset policy, audit and marketing and a CPA (non-practicing) • Graduate of Vanderbilt University

CAPSTAR FINANCIAL HOLDINGS, INC. 10

8th largest Southeast metropolitan area with a population exceeding 1.8 million as of January 2016 Population grew approximately 40% from 2000 through 2015 Nashville MSA ranked 4th in “The Best Big Cities for Jobs 2016” 10th on Forbes’ list of best places for business and careers (2014) Ranked 3rd highest city in the United States for gross metropolitan product (2014) (1) Attractive Market of Operation: Nashville MSA Sources: US Census Bureau, Nashville Chamber of Commerce, Forbes, Fortune, The Tennessean, United States Conference of Mayors (1)Gross Metropolitan Product measures the value of all goods and services produced within the area “The new ‘it’ City” - New York Times (2013) “Nowville” - GQ Magazine (2012) “The South’s Red-Hot Town” - Time Magazine (2014) Nashville Highlights Notable Companies Operating In and Around Nashville

The population of the Nashville region is expected to grow to approximately 2.6 million by 2035 Nashville: One of the Southeast’s Fastest Growing Markets Source: SNL Financial; www.nashvillempo.org Includes all MSAs located in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, and WV with 2017 population greater than 750,000 2017 - 2021 Projected Population Growth (%) 2017 - 2021 Projected Household Income Growth (%)

From June 2015 to June 2016, Nashville had the fifth highest job growth rate among Southeast metro areas with greater than one million residents at 3.1% 50% of the U.S. population lives within 650 miles of Nashville Nashville is home to a diverse set of industries and had an unemployment rate of 2.3% as of May 2017, below the national average of 4.1% Nashville: Regional, National, and Global Business Hub Source: Bureau of Labor Statistics as of 12/31/16; SNL, Nashville Area Chamber of Commerce Nashville Area Employment by Sector Unemployment Rate (%)

Potential Future Nashville Opportunities Current Branch Footprint Potential Future Opportunities (1) Source: SNL Financial (1)Includes all banks and thrifts with total assets between $100 million and $1.0 billion headquartered within a 50 mile radius of Nashville, TN CapStar There are 27 banks with assets of $100 million - $1 billion within a 50 mile radius of Nashville, Tennessee. This provides opportunities for new Correspondent customers and M&A.

Summary Financials 3Q17

CapStar experienced record earnings of $0.35 for the quarter

$ in millions	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	% Change	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	% Change	
Balance Sheet (Period Averages)							
Loans (Excl HFS)	$ 991	$ 918	8%	$ 998	$ 872	15%	
Deposits	1,094	1,132	-3%	1,116	1,084	3%	
Total Transaction Deposits (DDA + Now)	528	491	8%	534	450	18%	← **Relationship driven products**
Total Assets	1,368	1,297	5%	1,367	1,242	10%	
Income Statement							
Net Interest Income	$ 10.8	$ 10.1	7%	$ 31.3	$ 28.3	11%	
Non Interest Income	3.4	3.2	6%	8.2	8.1	1%	
Total Revenue	14.2	13.3	7%	39.5	36.4	9%	**Operating Leverage of 3.6x**
Provision for Loan Losses	(0.2)	1.6	-112%	12.9	2.8	368%	
Non Interest Expense	8.5	8.5	-1%	25.1	24.5	2%	
Income before Income Taxes	5.9	3.2	88%	1.6	9.2	-83%	
Income Tax Expense	1.5	1.0	45%	0.1	3.0	-95%	
Net Income	4.4	2.1	109%	1.4	6.2	-77%	
Pre-tax Pre-Provision Income*	5.7	4.8	20%	14.4	11.9	21%	← **Positive earnings growth**
Diluted Net Earnings per Share	$0.35	$0.20	77%	$0.11	$0.58	-81%	
Tangible Book Value per Share, Reported*	$11.36	$11.00	3%	$11.36	$11.00	3%	
ROAA	1.28%	0.65%	0.63%	0.14%	0.66%	-0.53%	
ROATCE*	13.88%	8.84%	5.04%	1.49%	9.07%	-7.58%	
Net Interest Margin	3.26%	3.23%	0.03%	3.18%	3.17%	0.01%	

*Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 15

Our profitability roadmap is dependent on expanding existing relationships and acquiring new relationships. With loans typically leading the relationship, a full relationship typically consists of the following: Operating account (DDA or NOW) Treasury Management Loan We continue to build share of wallet with current customer base. We continue to build full relationships 8% Growth 8% Growth 54% Growth

Loan Growth *Annualized % change from Q217 to Q317 Loan growth was 8% vs. 3Q16 averages. Our loan growth was impacted by several factors this quarter: The Healthcare client segment was impacted by loan payoffs as well as lower new production as a result of the refined Healthcare strategy. Excluding Healthcare, Loans grew 13% vs. 3Q16 averages. Average Loan growth vs. 2Q17 was impacted by a reclassification of TriNet loans from HFI to HFS during the quarter. Excluding both the TriNet reclassification and Healthcare, Total Loans HFI increased 1%. 8% Growth       Q3-17 Change Vs. Q2-17* Change Vs. Q3-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Commercial and Industrial $ 406 $ (18) -17% $ 5 1% Commercial Real Estate 376 (20) -20% 102 37% Consumer Real Estate 99 (2) -8% 6 6% Construction and Land Development 70 9 57% (8) -11% Consumer 5 1 83% (2) -26% Other 36 (8) -69% (30) -46% Total Loans HFI $ 991 $ (38) -15% $ 73 8%             Loans - Healthcare 188 (15) -29% (16) -8% Loans - Tri-Net Funding (0) (24) -100% (0) N/A Total Loans HFI - excl. Healthcare & Tri-Net $ 803 $ 1 1% $ 89 13%

Loan Yields The average loan yield on new loan production was 4.87% for the quarter, up 40 basis points from 2Q17 and above the portfolio average of 4.55%. Variable loans are repricing as expected and improved the loan yield 18 bps. Loan fees increased predominantly due to accelerated amortization on paid off loans. Loan Yield Rollforward 2Q17 (Avg) 4.29% New Loan Production 0.01% Repricing of Variable Rate Loans 0.18% Loans Paid Off -0.01% Increase in Loan Fees 0.08% 3Q17 (Avg) 4.55%

Deposit Growth and Costs * * Annualized % Change from Q2-17 to Q3-17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00% With the last four rate increases (+100 bps), we have held our deposit costs to a 23% beta (0.54%-0.77% with a 100 bps increase in Fed Funds) 51% of our deposit book is in some form of checking account (DDA & NOW). We are gaining “primary bank” status with our clients. DDA growth of 14% over 2Q17 averages and 27% over 3Q16.       Q3-17 Change Vs. Q2-17* Change Vs. Q3-16 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Non-Interest Bearing $ 237 $ 8 14% $ 50 27% Interest Checking (NOW) 291 (11) -15% (12) -4% Savings & Money Market 355 (25) -26% (83) -19% Time Deposit's under $100K 39 (0) -3% (5) -10% Time Deposit's over $100K 172 11 27% 12 8% Deposits $ 1,094 $ (17) -6% $ (38) -3%

December 31, 2011 Deposit Composition Deposit Composition September 30, 2017 Deposit Composition Since 2011, demand deposits and NOW accounts have grown from 13% of the total deposit portfolio to 51% End of Period Balances as of September 30, 2017 End of Period Balances as December 31, 2011

Net Interest Margin Our net interest margin increased with repricing on loans and loan fees. We continue to improve our balance sheet mix and loan/deposit ratio. Increased loan/deposit ratios contributed to net interest margin improvement. Net Interest Margin     2Q17 (Avg) 3.15% Loan Volumes/Repricing 0.22% Increase in Loan Fees 0.03% Liabilities Mix (Deposits/Borrowings) -0.12% Investment/Cash Mix -0.02% 3Q17 (Avg) 3.26%

Non-Interest Income 2011 Non-Interest Income Composition Q3-2017 Non-Interest Income Composition Since 2011, we have expanded our fee income sources with the addition of Mortgage, Wealth, Tri-Net and BOLI Data as of or for the twelve months ended 12/31/11 and as of 9/30/17 NIR/Avg Assets = 0.14% NIR/Avg Assets = 0.98%

Treasury Management and Other Deposit Service charges have steadily increased 54% over prior year as we gain share of wallet with our client base. Mortgage fees increased with production vs. last quarter. TriNet business gaining traction and execution. 3rd quarter is our strongest quarter due to seasonality with Mortgage   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2016 2016 Non Interest Income           Treasury Management and Other Deposit Service Charges $ 427 $ 342 $ 329 $ 303 $ 277 Loan Commitment Fees 223 187 236 217 329 Net Gain (Loss) on Sale of Securities 9 40 (6) - (4) Tri-Net Fees 367 297 84 125 - Mortgage Banking Income 2,030 1,370 1,216 2,033 2,339 Other 316 430 274 276 251 Total Non Interest Income $ 3,372 $ 2,666 $ 2,134 $ 2,954 $ 3,191 Average Assets $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 Non Interest Income / Average Assets 0.98% 0.77% 0.65% 0.89% 0.98%             Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income

Non-Interest Expense Overall expense base of $8.5MM. Salary and Employee Benefits increased due to new hires and associated acquisition cost as well as incentive expense related to Tri-Net loan sale. Efficiency ratio improved due to increased revenues.   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2016 2016 Non Interest Expense           Salaries and Employee Benefits $ 5,119 $ 4,784 $ 5,086 $ 5,185 $ 5,119 Data Processing & Software 709 711 621 542 627 Professional Fees 336 350 365 406 391 Occupancy 531 539 449 366 352 Equipment 564 544 496 443 458 Regulatory Fees 270 301 307 348 250 Other 947 990 1,052 1,352 1,329 Total Non Interest Expense $ 8,474 $ 8,217 $ 8,375 $ 8,642 $ 8,527 Efficiency Ratio 59.6% 62.1% 69.4% 65.8% 64.0% Average Assets $ 1,367,993 $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 Non Interest Expense / Average Assets 2.46% 2.37% 2.53% 2.60% 2.62%

Credit Quality Recovery of $1.9MM from Healthcare loan charged-off in 2Q17. Non-performing loans consistent with last quarter.

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q3-17   Q2-17   Q1-17   Q4-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.35%   9.65%   9.74%   10.01%   NA Tangible Common Equity / Tangible Assets* 9.68%   8.99%   9.08%   9.34%   NA Tier 1 Leverage Ratio 10.36%   9.77%   10.37%   10.46%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.28%   10.54%   11.01%   11.61%   ≥ 8.00% Total Risk Based Capital Ratio 12.42%   11.51%   12.13%   12.60%   ≥ 10.00%

Build scale: double digit loan growth, capacity within current sales team Leverage expense base: 2:1 operating leverage; low 60’s efficiency ratio by end of 2018 Expand non-interest income Treasury Management Wealth TriNet Net interest margin Improvement in loan/deposit ratio Improvement in deposit mix Asset sensitive balance sheet Effective tax rate (not regulatory driven) Tax strategies ASU-2016-09, Stock Compensation (excess tax benefits) Roadmap to 1.00% ROAA

CapStar is one of 4 banks headquartered in the Nashville MSA with assets between $500MM and $5B. However, CapStar is the only Nashville pure play bank. Franchise Value

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters

Appendix: Non-GAAP Tables

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ 5,935 $ 3,152 $ 1,550 $ 9,167 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses (195) 1,639 12,900 2,759 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 5,740 4,790 14,450 11,926 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,367,993 $1,296,871 $1,367,289 $1,241,993 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 5,740 4,790 14,450 11,926 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.66% 1.47% 1.41% 1.28% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of September 30,		As of December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY								
Total Shareholders' Equity	$ 144,204	$ 138,427	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,252	6,303	6,290	6,344	6,398	284	317	-
Tangible Equity	137,953	132,123	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY								
Tangible Equity	$ 137,953	$ 132,123	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	128,953	123,123	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS								
Tangible Equity	$ 137,953	$ 132,123	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,338,559	1,318,057	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,252	6,303	6,290	6,344	6,398	284	317	-
Tangible Assets	1,332,308	1,311,754	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	10.35%	10.07%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS								
Tangible Common Equity	$ 128,953	$ 123,123	$ 123,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,332,308	1,311,754	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.68%	9.39%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC.
32

Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2017	2016	2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)										
Total Average Shareholder's Equity	$ 141,556	$ 117,390	$ 141,965	$ 113,607	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,258	6,312	6,271	6,325	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	135,297	111,078	135,694	107,283	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	4,419	2,109	1,409	6,169	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	12.96%	7.55%	1.39%	7.68%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)										
Average Tangible Equity	135,297	111,078	135,694	107,283	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	16,174	9,000	16,391	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	126,297	94,904	126,694	90,892	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	4,419	2,109	1,409	6,169	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	13.88%	8.84%	1.49%	9.07%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD										
Shares of Common Stock Outstanding	11,346,498	11,191,021	11,346,498	11,191,021	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	878,049	878,049	878,049	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,224,547	12,069,070	12,224,547	12,069,070	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

CAPSTAR FINANCIAL HOLDINGS, INC. 33

As of September 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 144,204 $ 138,427 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,224,547 12,069,070 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $ 11.80 $ 11.47 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 128,953 $ 123,123 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,346,498 11,191,021 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $ 11.36 $ 11.00 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 137,953 $ 132,123 $132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,224,547 12,069,070 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $ 11.28 $ 10.95 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures